UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K/A
CURRENT REPORT
Pursuant to Section 13 OR 15(d) of
The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): April 21, 2026
Anterix Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-36827	33-0745043
(State or other jurisdiction	(Commission File Number)	(IRS Employer
of incorporation)		Identification No.)

3 Garret Mountain Plaza Suite 401 Woodland Park, NJ	07424
(Address of principal executive offices)	(Zip Code)
(973) 771-0300
Registrant’s telephone number, including area code
Not applicable
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12(b))
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol	Name of Each Exchange on which registered
Common Stock, $0.0001 par value	ATEX	The Nasdaq Stock Market LLC
(NASDAQ Capital Market)
Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Explanatory Note

This Amendment No. 1 on Form 8-K/A (“Form 8-K/A”) amends the Current Report on Form 8-K of Anterix Inc. filed on April 21, 2026 (the “Original Report”).

This Form 8-K/A is being filed solely for the purpose of correcting a bullet point regarding the total contract value that was included in the Fact Sheet filed as Exhibit 99.2 to the Original Report. The third bullet point stating “Total contract price of $13 million, with the first payment due by January 31, 2026, and final payment due by January 31, 2027. Final payment to Anterix is contingent on the broadband license being granted by the FCC and the broadband spectrum being assigned to CPS Energy.” was inadvertently added from a prior Fact Sheet regarding a different customer and such bullet point is hereby removed in this Form 8-K/A. No other changes were made to the Original Report except as noted herein, and no other changes have been made to the exhibits to the Original Report except as noted herein.

Item 8.01 Other Events.

On April 21, 2026, Anterix Inc. (the “Company”) announced that its wholly-owned subsidiary, PDV Spectrum Holding Company, LLC (“PDV”), entered into a spectrum license sale agreement with Public Utility District No.1 of Benton County (“Benton PUD”) under which PDV will sell to Benton PUD a 10MHz 900 MHz spectrum broadband license covering Benton County, Washington, following issuance by the Federal Communications Commission of a broadband license transferable from the Company to Benton PUD (the “Benton Agreement”).

The Company issued a press release announcing the Benton Agreement. A copy of the press release and a Fact Sheet containing additional information regarding the material terms of the Benton Agreement are being filed as Exhibit 99.1 and Exhibit 99.2 to this Current Report on Form 8-K, respectively, and each is incorporated herein by reference.
Item 9.01. Financial Statements and Exhibits.
(d) Exhibits.

Exhibit No.	Description
99.1	Press Release dated April 21, 2026
99.2	Fact Sheet dated April 21, 2026
104	Cover Page Interactive Data File (formatted as Inline XBRL)

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

Anterix Inc.

Date: April 21, 2026	/s/ Gena L. Ashe
Gena L. Ashe
Chief Legal Officer and Corporate Secretary
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